UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2006

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing February 8, 2006.

Slide 1

Lone Star Technologies, Inc. Investor Presentation 2006

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 2

Forward – Looking Statements

This presentation contains statements regarding our expectations and future performance based on assumptions that are subject to a wide range of business risks.  Such statements are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements are based on our analysis of currently inherently uncertain, and events and actual results could turn out to be significantly different from our expectations.

The following are some of the factors that should be considered when evaluating these forward looking statements:

Fluctuations in domestic and worldwide prices and demand for natural gas and oil; fluctuations in levels of natural gas and crude oil exploration and development activities; fluctuations in the demand for our products and services; the competition for raw materials used in our business and the volatility of our raw material costs; the effect of foreign competition on our industry, particularly oilfield products, which could be increased by an easing of U.S. government import trade restrictions; fluctuations in inventory levels of oilfield products; the existence of inherent risks in oil and gas drilling transmission activities; and general economic conditions.

A sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows.  These and other important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Lone Star Technologies, Inc., does not undertake any obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 3

Company Representatives

Rhys J. Best, Chairman of the Board and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 4

Investment Considerations

•                                          Leading market positions in core products

•                                          Strategic alliances provide scalable capacity

•                                          Flexible raw material sourcing capability

•                                          Strong balance sheet

•                                          Disciplined corporate development program

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 5

Lone Star Revenues by Segment

Graphic of a pie chart depicting the following amounts for the following segments:  (1) 80% Oilfield Products, (2) 10-15% Specialty Tubing Products and (3) <10% Flat Rolled/Other.

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 6

Oilfield Products – 80% of Revenues

OCTG (80 - 85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Coupling – connections used to join individual sections of casing and tubing together

Custom Finishing – premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15 - 20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: (1) 80-85% OCTG and (2) 15-20% Line Pipe.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 7

Oilfield Products – 70% Premium OCTG Revenues

•                                          Critical well applications

•                                          Global acceptance

•                                          Superior performance

•                                          Complete OCTG finishing

Graphic of a pie chart depicting the following amounts for the following segments: (1) 70% Premium and (2) 30% Other.

Graphic representation of line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 8

Specialty Tubing – 10-15% of Total Revenues

Precision Mechanical Tubing – 75% of Specialty Tubing

•                                          High value-added, custom made tubulars used in industrial, fluid power and automotive applications

Heat Recovery Tubular Products – 25% of Specialty Tubing

•                                          Largest manufacturer of heat recovery tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

Graphic representation of products in which precision mechanical tubulars are used as component parts.

Graphic representations of a hydraulic cylinder and X-ID Heat Recovery Tubing situated below Lone Star Technologies, Inc. star logo.

Slide 9

Flat Rolled/Other – 5-10% Revenues

•                                          Regional sales to maximize manufacturing efficiencies

•                                          Provide material to alliance mills

•                                          Enhance procurement capabilities

Graphic representation of flat rolled steel.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 10

Steadfast on Strategy

•                                          Commercial Leadership – Providing customer solutions

•                                          Operational Excellence – Responding to customer needs with safe, low-cost production

•                                          Adding Value – Innovative growth through acquisitions, alliances and focused capital investment

Graphic representation of stretch reduction.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 11

Oilfield Products – Customer based solutions

Lone Star provides one of the broadest offerings of casing, tubing, couplings, line pipe and OCTG finishing in the world.  Significant users include: Anadarko, Devon, XTO, BP, Burlington Resources, and Exxon Mobil.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 12

U.S. Unconventional Gas Hot Spots

Lone Star is Geographically Advantaged to the Market

Multiple High Volume Fracs Require More Heat Treat Casing

Horizontal and bi-lateral completions consume more casing

Graphic representation of a map of the United States indicating hot spots in the following general locations on the map:

•                                          Coal Seam Methane - Northeast Wyoming and Southeast Montana

•                                          Coal Seam Methane - Southwest Wyoming with slight overlap in Northwest Colorado

•                                          Coal Seam Methane - Northeast Utah

•                                          Coal Seam Methane - East Utah and West Colorado

•                                          Coal Seam Methane - Northeast Colorado

•                                          Coal Seam Methane - Northwest New Mexico with slight overlap in Southwest Colorado

•                                          Coal Seam Methane - Northeast New Mexico and Southeast Colorado

•                                          Tight Sands - East Texas Panhandle and Southwest Oklahoma

•                                          Tight Sands - North Texas

•                                          Tight Sands - East Texas

•                                          Deep Gas - Southeast Texas and Southwest Louisiana

•                                          Deep Gas - South Texas

•                                          Tight Sands - Southeast Oklahoma and West Arkansas

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 13

Broad Oilfield Tubular Size Range

Our mills and our alliance mills produce OCTG and Line Pipe in size range 60” to 1” OD.  Star Energy Group provides the broadest range (1” to 20” OD) of OCTG finishing, production tubing and couplings, inspection and storage services in the marketplace today.

Graphic representation of a three-level cylinder.  The bottom level is labeled “Lone Star Mills,” the middle level is labeled “Alliance Mills” and the top level is labeled “Star Energy Group.”

Graphic representation of various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 14

Broadest Product Size Range

Through our 2 wholly-owned oilfield tubular manufacturers and 6 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic representation of Lone Star Product Offering.  This illustration depicts a tubular product divided into five segments:  (1) 1”, (2) 2-3/8” – 8-5/8”, (3) 8-5/8” – 13-3/8”, (4) 13-3/8” – 16” and (5) 16” – 60”.  The segments are further identified as follows:  ERW Seam Annealed – 2-3/8” – 8-5/8”; Seamless – 2-3/8” – 8-5/8” and 8-5/8” – 13-3/8”; ERW Full-Body Normalized – 1”, 2-3/8” – 8-5/8”, 8-5/8” – 13-3/8” and 13-3/8” – 16”; DSAW – 16” – 60”; and the Lone Star Product Offering, which is identified with all five segments.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 15

Oilfield Tubular Products Demand

Factors that influence demand:

•                                          Domestic drilling activity

•                                          International drilling activity

•                                          Average well depth – deeper drilling increases consumption of higher value premium tubulars

•                                          Domestic mill production capacity utilization

•                                          Imports

•                                          Currencies relationships

•                                          Freight costs

•                                          Home market demand

•                                          OCTG available for sale inventories

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 16

Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•                                          An oil well drilled to a depth of 5,000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•                                          A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•                                          A gas well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Graphic representation of an offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 17

Historical Rig Count

Line graph labeled “2001 - 2005” depicting the historical rig count with respect to the following categories:  Gulf of Mexico, U.S. Land, Canada and International.  The graph illustrates the following historical numbers of rigs for each of the following years:

	Gulf of Mexico	U.S. Land	Canada	International
2001	119	768	264	752
2002	108	721	348	753
2003	101	931	417	803
2004	100	1,092	440	869
2005	75	1,308	575	948

Slide 17 attributes the source of certain information contained in such slide to Baker Hughes.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 18

Rigs Drilling Deeper than 8,000 Feet

Pie chart depicting the following amounts:  1) 77% – 8,000 feet and deeper and 2) 23% – Less than 8,000 feet.

Graphic representation of line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 19

Financial Overview

Graphic representation of various tubular products labeled with the Star Energy Group, Lone Star Steel, Fintube, Wheeling, Bellville Tube and Delta logos.  A large star graphic is centered in front of the tubular products.

Slide 20

Historical Revenues Demand Drivers

Oilfield Products

•                                          Expected oil and gas prices

•                                          Drilling activity

•                                          Well profiles

Specialty Tubing Products

•                                          Domestic Industrial activity

Flat Rolled Steel

•                                          Regional demand

Line graph reflecting the following revenues for the following years:

1999	$362	million

2000	$645	million

2001	$650	million

2002	$524	million

2003	$534	million

2004	$967	million

2005	$1,285	million

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 21

Cost of Goods Sold

Pie chart reflecting the following percentages for the following items:

(1)          Raw Materials – 65%;

(2)          Labor – 10%;

(3)          Energy – 5%; and

(4)          Other – 20%.

Graphic representations of casing and other various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 22

Raw Materials Strategy

•                                          International and domestic steel procurement

•                                          Maximum procurement options for low cost steel

•                                          Enhanced production scheduling

•                                          Alliances provide scalable capacity

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: (1) 60% Slabs, (2) 10% Coils, (3) 20% Pipe and (4) 10% Scrap.

Graphic representation of flat rolled steel situated below Lone Star Technologies, Inc. star logo.

Slide 23

Financial Performance

A table containing the following information:

	2004	2005	4Q ‘05
	($ in millions, except per share data
Operating Data:
Revenues	$966.8	$1,285.1	$337.5
Gross Profit	162.0	272.3	76.4
Net Income (Loss)	101.0	223.6	70.9
Diluted EPS	3.46	7.34	2.28
Operating Cash Flow	61.7	148.3	72.2
EBITDA	147.2	258.4	69.0
Margins:
Gross Profit	16.8%	21.2%	22.6%
EBITDA	15.2%	20.1%	20.4%

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Reconciliation of EBITDA to operating cash flows on Page 25 of this presentation.

Slide 24

A table containing the following information:

Strong Balance Sheet

12/31/05
Cash and Investments in Debt Securities	$255.7

Total Assets	979.3

Total Debt (Due 2011)	150.0

Equity	640.2

Debt to Total Capitalization	19%

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 25

EBITDA to Operating Cash Flow Reconciliation

	2004	2005	4Q ‘05
Operating cash flows:	$61.7	$148.3	$72.2
Add (deduct):
Non-cash charges for stock compensation	(1.6)	(3.5)	(1.2)
Gain (loss) on sale of property	(0.1)	0.1	—
Balance sheet changes	68.8	106.6	6.9
Interest expense, net	15.0	10.3	1.9
Income tax expense (benefit)	3.4	(3.4)	(10.8)
EBITDA(1)	$147.2	$258.4	$69.0

(1)                                  See page 26 regarding our use of EBITDA as a Non-GAAP liquidity measure.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 26

Use of Non-GAAP Financial Measures

With respect to the inclusion of EBITDA in this investor presentation, EBITDA is a measure of Lone Star’s liquidity that is not required by, or presented in accordance with, GAAP.  EBITDA should not be considered as an alternative to cash flow from operating activities as a measure of Lone Star’s liquidity or as an alternative to net income, operating income, or any other performance measures derived in accordance with GAAP.

EBITDA represents net income before interest, taxes, depreciation, and amortization.  Lone Star uses EBITDA:

•                                          as a liquidity measure, because Lone Star’s existing senior secured credit facility contains covenants relating to its Fixed Charge Coverage Ratio that uses EBITDA;

•                                          to evaluate and price potential acquisition candidates, which are evaluated and priced by other issuers in Lone Star’s industry based upon EBITDA;

•                                          to facilitate company to company comparisons by backing out potential differences caused by variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance; and

•                                          because EBITDA is a non-GAAP liquidity measure commonly used by oilfield services and supply companies.

However, EBITDA has limitations as an analytical tool, and you should not consider EBITDA in isolation or as a substitute for analysis of Lone Star’s results as reported under GAAP.  For example, EBITDA does not reflect:

•                                          Lone Star’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•                                          changes in, or cash requirements for, Lone Star’s working capital needs;

•                                          Lone Star’s significant interest expense, or the cash requirements necessary to service interest and principal payments on Lone Star’s debts;

•                                          any cash requirements for the replacement of assets being depreciated and amortized, which will often have to be replaced in the future, even though depreciation and amortization are non-cash charges; and

•                                          the fact that other companies in Lone Star’s industry may calculate EBITDA differently than Lone Star does, which limits its usefulness as a comparative measure.

Because of these limitations, you should not consider EBITDA as a measure of discretionary cash available to Lone Star to invest in the growth of its business.  Lone Star compensates for these limitations by relying primarily on Lone Star’s GAAP results and by using EBITDA only supplementally.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 27

Investment Considerations

•                                          Leading market positions in core products

•                                          Strategic alliances provide scalable capacity

•                                          Flexible raw material sourcing capability

•                                          Strong balance sheet

•                                          Disciplined corporate development program

Graphic representation of various tubular products.

Slide 28

Graphic representation of various tubular products.  A large star graphic is centered in front of the tubular products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

		By:	/s/ Robert F. Spears
Robert F. Spears, Vice President, General Counsel and Secretary
Date:	February 8, 2006